Supplement dated January 30, 2026

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,
each dated April 28, 2025 (each a “Prospectus”), as supplemented, for:

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

Effective December 15, 2025:

●	Aristotle Capital Management, LLC and Harris Associates L.P. were added as investment advisers to the Vanguard VIF Diversified Value Portfolio. Lazard Asset Management LLC no longer serves as an investment adviser to the Fund.

●	The information in Appendix A of the Prospectuses for the Vanguard VIF Diversified Value Portfolio is deleted and replaced with the following:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Value	Vanguard VIF Diversified Value Portfolio Advisers: Aristotle Capital Management, LLC, Harris Associates L.P., and Hotchkis and Wiley Capital Management, LLC Sub-Adviser: N/A	0.30%	14.89%	12.24%	9.76%

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 665-2654, 8 a.m.–5 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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